Via EDGAR Transmission
12/29/00

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:           Bombardier Capital Mortgage Securitization Corporation:
              BCMSC Trust 1998-C

Ladies and Gentlemen:

On behalf ofBombardier Capital Mortgage Securitization Corporation (The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-C and deliver to you herewith the following documents:

              One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
--------------------------------------
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported)  December 29, 2000


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BCMSC Trust Series 1998-C

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSCTrust Series1998-C on December15, 2000 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest and prinicipal distributions madeon December 15, 2000 on the Series 1998-C Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                  /s/ Blaine Filthaut
                          -------------------------------------
                                    Name: Blaine Filthaut
                                    Title:   Treasurer

Dated: December 29, 2000


I. INPUTS

A. ORIGINAL DEAL PARAMETERS


(A)   Initial Pool Principal Balance                                                         $189,552,960.29
(B)   Initial Certificates Principal Balance                                                 $184,814,000.00
(C)   Class A-1 Certificates
      (i)  Initial Certificate Percentage                                                             75.50%
      (ii) Initial Certificate Principal Balance                                             $143,112,000.00
      (iii)Pass-Through Rate                                                                          6.850%
(D)   Class M-1 Certificates
      (i)  Initial Certificate Percentage                                                              7.75%
      (ii) Initial Certificate Principal Balance                                              $14,690,000.00
      (iii)Pass-Through Rate                                                                          7.510%
(E)   Class M-2 Certificates
      (i)  Initial Certificate Percentage                                                              5.50%
      (ii) Initial Certificate Principal Balance                                              $10,426,000.00
      (iii)Pass-Through Rate                                                                          7.900%
(F)   Class B-1 Certificates
      (i)  Initial Certificate Percentage                                                              4.25%
      (ii) Initial Certificate Principal Balance                                               $8,056,000.00
      (iii)Pass-Through Rate                                                                          8.500%
(G)   Class B-2 Certificates
      (i)  Initial Certificate Percentage                                                              4.50%
      (ii) Initial Certificate Principal Balance                                               $8,530,000.00
      (iii)Pass-Through Rate                                                                          8.500%
(H)   Servicing Fee Rate                                                                               1.00%
(I)   Weighted Average Coupon (WAC)                                                                    9.91%
(J)   Weighted Average Original Maturity (WAOM)                                                       323.00  months
(K)   Weighted Average Remaining Maturity (WAM)                                                       321.00  months
(L)   Number of Receivables                                                                            5,167
(M)   Credit Enhancement
      (i)  Reserve Fund Initial Deposit Percentage                                                     0.00%
      (ii) Target Overcollateralization Percentage Prior to Crossover Date                             4.75%
      (iii)Target Overcollateralization Percentage After Crossover Date                                4.75%
      (iv) Target Overcollateralization Floor                                                          1.25%
      (v)  Reserve Fund Target %                                                                       0.00%
      (vi) Target Credit Enhancement % Prior to Crossover Date                                         4.75%
      (vii)Target Credit Enhancement % After Crossover Date                                          8.3125%
      (viiiTarget Credit Enhancement Floor                                                             1.75%
      (ix) Target Credit Enhancement Amount                                                    $9,003,765.61
(N)   Crossover Date Test
      (i)  Earliest Crossover Date                                                                  Dec-2003
      (ii) Percentage (as Percent of Initial Class Subordination Percentage)                            175%
(O)   Class B-2 Floor Percentage (of Initial Pool Balance)                                             0.75%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A)   Pool Principal Balance                                                                 $163,550,500.46
(B)   Total Certificate Principal Balance                                                    $159,954,018.81
(C)   Class A-1 Certificates
      (i)  Principal Balance                                                                 $118,252,018.81
      (ii) Pool Factor                                                                             0.8262900
      (iii)Unpaid Certificate Principal Shortfall                                                      $0.00
      (iv) Unpaid Interest Shortfall                                                                   $0.00
(D)   Class M-1 Certificates
      (i)  Principal Balance                                                                  $14,690,000.00
      (ii) Pool Factor                                                                             1.0000000
      (iii)Unpaid Certificate Principal Shortfall                                                      $0.00
      (iv) Unpaid Interest Shortfall                                                                   $0.00
(E)   Class M-2 Certificates
      (i)  Principal Balance                                                                  $10,426,000.00
      (ii) Pool Factor                                                                             1.0000000
      (iii)Adjusted Certificate Principal Balance                                             $10,426,000.00
      (iv) Liquidation Loss Amount                                                                     $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                      $0.00
      (vi) Unpaid Interest Shortfall                                                                   $0.00
      (vii)Unpaid Liquidation Loss Interest Shortfall                                                  $0.00
(F)   Class B-1 Certificates
      (i)  Principal Balance                                                                   $8,056,000.00
      (ii) Pool Factor                                                                             1.0000000
      (iii)Adjusted Certificate Principal Balance                                              $8,056,000.00
      (iv) Liquidation Loss Amount                                                                     $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                      $0.00
      (vi) Unpaid Interest Shortfall                                                                   $0.00
      (vii)Unpaid Liquidation Loss Interest Shortfall                                                  $0.00
(G)   Class B-2 Certificates
      (i)  Principal Balance                                                                   $8,530,000.00
      (ii) Pool Factor                                                                             1.0000000
      (iii)Adjusted Certificate Principal Balance                                              $8,530,000.00
      (iv) Liquidation Loss Amount                                                                     $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                      $0.00
      (vi) Unpaid Interest Shortfall                                                                   $0.00
      (vii)Unpaid Liquidation Loss Interest Shortfall                                                  $0.00
(H)   Reserve Fund Balance                                                                             $0.00
(I)   Current Overcollateralization Amount                                                     $3,596,481.66
(J)   Cumulative Realized Losses                                                               $7,868,636.43
(K)   Current Realized Loss Ratio for Preceding Period                                                 4.98%
(L)   Sixty Day Delinquency Ratio for Preceding Period                                                21.47%
(M)   Sixty Day Delinquency Ratio for Second Preceding Period                                         23.31%
(N)   Thirty Day Delinquency Ratio for Preceding Period                                               31.24%
(O)   Thirty Day Delinquency Ratio for Second Preceding Period                                        33.27%
(P)   Prior Month Weighted Average Coupon (WAC)                                                        9.85%
(Q)   Prior Month Weighted Average Remaining Maturity (WAM)                                           299.11  months
(R)   Prior Month Number of Receivables                                                                4,540
(S)   Early Principal Collections                                                                  16,284.55
(T)   Early Interest Collections                                                                  150,597.67


C. INPUTS FROM THE MAINFRAME

(A)   Principal
      (i)  Scheduled Principal Collections                                                       $124,961.55
      (ii) Full and Partial Principal Prepayments                                                 $16,755.94
      (iii)Early Principal Collections                                                             $7,910.83
      (iv) Repurchased Loan Proceeds Attributable to Principal                                         $0.00
      (v)  Other Principal Amounts                                                                     $0.00
(B)   Interest
      (i)  Scheduled Interest Collections                                                      $1,006,967.87
      (ii) Early Interest Collections                                                             $42,220.91
      (iii)Repurchased Loan Proceeds Attributable to Interest                                          $0.00
(C)   Ending Pool Balance                                                                    $162,466,194.17
(D)   Weighted Average Coupon (WAC)                                                                    9.85%
(E)   Weighted Average Remaining Maturity (WAM)                                                       298.19  months
(F)   Number of Receivables Outstanding                                                                4,513


                                                                                Percent of                    Percent of
(G)   Delinquent Receivables at End of Due Period : Principal Balance         Pool Balance             Units  Total Units
      (i)   30-59 Days Delinquent                           14,833,336                9.13%               406  9.00%
      (ii)  60-89 Days Delinquent                            7,971,853                4.91%               222  4.92%
      (iii) 90 Days or More Delinquent                      21,028,417               12.94%               580  12.85%
      (iv)  Homes Repossessed or Foreclosed Upon             7,760,755                4.78%               200  4.43%



D. INPUTS DERIVED FROM OTHER SOURCES

(A)   Reserve Fund Investment Income                                                                   $0.00
(B)   Certificate Account Investment Income                                                        $7,172.43
(C)   Liquidated Contracts
      (i)  Liquidation Proceeds Attributable to Principal                                        $441,377.76
      (ii) Liquidation Proceeds Attributable to Interest                                          $63,083.30
      (iii)Principal Loss on Liquidation of Repossessions                                        $471,123.25
      (iv) Net Liquidation Losses (Realized Losses)                                              $630,281.40
      (v)  Recoveries on Previously Liquidated Contracts                                             $211.40
(D)   Repurchased Contracts
      (i)  Number of Contracts                                                                             0
      (ii) Repurchase Price of Contracts                                                               $0.00
(E)   Early Principal Payments Applied to Current Period                                           $6,308.31
(F)   Early Interest Payments Applied to Current Period                                           $39,815.17
(G)   Early Principal Payments Applied to Future Period                                           $17,887.07
(H)   Early Interest Payments Applied to Future Period                                           $153,003.41
(I)   Servicer Advances:  Principal                                                              $391,842.77
(J)   Servicer Advances:   Interest                                                            $3,558,522.46
(K)   Reimbursement of Prior Advances - Principal                                                $368,063.29
(L)   Reimbursement of Prior Advances - Interest                                               $3,326,100.86
(M)   Net Servicer Advance (Reimbursement) for the Month - Principal                              $23,779.48
(N)   Net Servicer Advance (Reimbursement) for the Month - Interest                              $232,421.60
(O)   Net Servicer Advance (Reimbursement) for the Month - Total                                 $256,201.08
(P)   Reimbursement of Liquidation Expenses on Previously Liquidated Contracts                         $0.00
(Q)   Reimbursements to Servicer for Liquidation Expense                                         $159,158.15
(R)   Late Payment Fees, Extension Fees and Other Permitted Fees                                       $0.00
(S)   Aggregate Repossession Profits                                                                   $0.00
(T)   Other Permitted Withdrawals from Certificate Account                                             $0.00
(U)   Current Realized Loss Ratio                                                                      5.28%
(V)   Current Distribution Date                                                                   12/15/2000


II. CLASS B PRINCIPAL DISTRIBUTION TESTS

                                                                                Test Ratio      Actual Ratio  Result
(A)   Average Sixty-Day Delinquency Ratio (over three periods)                       5.00%            22.47%  Fail
(B)   Average Thirty-Day Delinquency Ratio (over three periods)                      7.00%            32.09%  Fail
(C)   Cumulative Realized Loss Ratio                                                 7.00%             4.48%  Pass
(D)   Current Realized Loss Ratio                                                    2.75%             5.28%  Fail


III. COLLECTION CALCULATIONS
Interest:

(A)   Interest Collections                                                                     $1,046,783.04
(B)   Servicer Advances - Net                                                                    $232,421.60
(C)   Liquidation Proceeds Attributable to Interest                                               $63,083.30
(D)   Repurchased Loan Proceeds Attributable to Interest                                               $0.00
(E)   Recoveries on Previously Liquidated Contracts                                                  $211.40
                                                                                           ------------------
(F)   Total Interest Collections (A+B+C+D+E+F)                                                 $1,342,499.34

Principal:
(G)   Principal Payments Received (scheduled and unscheduled)                                    $148,025.80
(H)   Servicer Advances - Net of Liquidation Losses                                               $23,779.48
(I)   Liquidation Proceeds Related to Principal                                                  $441,377.76
(J)   Repurchased Loan Proceeds Related to Principal                                                   $0.00
(K)   Other Principal Amounts                                                                          $0.00
                                                                                           ------------------
(L)   Total Principal Collections (H+I+J+K)                                                      $613,183.04


IV. DISTRIBUTION CALCULATIONS

(A)   Total Cash Collections                                                                   $1,955,682.38
(B)   Monthly Servicing Fee                                                                      $136,292.08
(C)   Aggregate Repossession Profits                                                                   $0.00
(D)   Reimbursements to Depositor                                                                $159,158.15
(E)   Late Payment Fees, Extension Fees and Other Permitted Fees                                       $0.00
(F)   Other Permitted Withdrawals from Certificate Account                                             $0.00
(G)   Reserve Fund Draw                                                                                $0.00
                                                                                           ------------------
(H)   Available Distribution Amount (A-B-C-D-E-F-G+H)                                          $1,660,232.15

(I)   Total Principal Collections and Advances                                                   $613,183.04
(J)   Principal Loss on Liquidation of Repossessions                                             $471,123.25
(K)   Overcollaterallization Addition (Reduction)  Amount                                       ($377,153.00)

                                                                                           ------------------
(M)   Formula Principal Distribution Amount                                                      $707,153.29

(N)   Interest Accrual Period                                                                             30  days
(O)   Total Class A Certificates Monthly Interest Due                                            $675,021.94
(P)   Total Class A Certificates Monthly Interest Paid                                           $675,021.94
(Q)   Total Monthly Interest Due                                                                 $953,078.86
(R)   Total Monthly Interest Paid                                                                $953,078.86
(S)   Excess Interest or (Interest Shortfall)                                                    $389,420.48

(T)   Class A/M Percentage                                                                         89.63077%
(U)   Class B Percentage                                                                           10.36923%
(V)   Has the Cross-Over Date Occurred?                                                                   No
(W)   Have the Principal Distribution Tests Been Satisfied?                                               No
(X)   Has a Deficiency Event Occurred?                                                                    No
(Y)   Should Principal Be Distributed to the Subordinated Certificates?                                   No
(Z)   Class B-2 Floor Amount (prior to giving effect todistributionsofprincipal)               $1,421,647.20
(AA)  Class A/M Certificates Formula Principal Distribution Amount                               $707,153.29
(BB)  Class A Certificates Formula Principal Distribution Amount                                 $707,153.29
(CC)  Class M Certificates Formula Principal Distribution Amount                                       $0.00

(DD)  Total Class A Unpaid Certificate Principal Shortfall Due                                         $0.00
(EE)  Total Class A Unpaid Certificate Principal Shortfall Paid                                        $0.00
(FF)  Total Unpaid Certificate Principal Shortfall Due                                                 $0.00
(GG)  Total Unpaid Certificate Principal Shortfall Paid                                                $0.00
(HH)  Total Class A Certificates Monthly Principal Due                                           $707,153.29
(II)  Total Class A Certificates Monthly Principal Paid                                          $707,153.29
(JJ)  Total Monthly Principal Due                                                                $707,153.29
(KK)  Total Monthly Principal Paid                                                               $707,153.29


V. DISTRIBUTIONS

(A)   Class A-1 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                          $675,021.94
      (ii) Interest Paid                                                                         $675,021.94
      (iii)Interest Shortfall                                                                          $0.00
(B)   Class M-1 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                           $91,934.92
      (ii) Interest Paid                                                                           91,934.92
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(C)   Class M-2 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                           $68,637.83
      (ii) Interest Paid (after reserve account draw, if any)                                      68,637.83
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(D)   Class B-1 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                           $57,063.33
      (ii) Interest Paid (after reserve account draw, if any)                                      57,063.33
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(E)   Class B-2 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                           $60,420.83
      (ii) Interest Paid (after reserve account draw, if any)                                      60,420.83
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(F)   Class A-1 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                               $0.00
      (ii) Shortfall Paid                                                                              $0.00
                                                                                           ------------------
      (iii)Shortfall Outstanding                                                                       $0.00
(G)   Class A-1 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                 $707,153.29
      (iii)Certificate Principal Paid                                                            $707,153.29
                                                                                           ------------------
      (iv) Certificate Principal Shortfall                                                             $0.00
(H)   Class M-1 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                       $0.00
      (iii)Certificate Principal Paid                                                                  $0.00
                                                                                           ------------------
      (iv) Certificate Principal Shortfall                                                             $0.00
(I)   Class M Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                               $0.00
      (ii) Shortfall Paid                                                                              $0.00
                                                                                           ------------------
      (iii)Shortfall Outstanding                                                                       $0.00
(J)   Class M-2 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                       $0.00
      (ii) Certificate Principal Paid                                                                  $0.00
                                                                                           ------------------
      (iii)Certificate Principal Shortfall                                                             $0.00
(K)   Class M Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                                $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                           0.00
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(L)   Class B-1 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                               $0.00
      (ii) Shortfall Paid                                                                              $0.00
                                                                                           ------------------
      (iii)Shortfall Outstanding                                                                       $0.00
(M)   Class B-1 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                       $0.00
      (ii) Certificate Principal Paid                                                                  $0.00
                                                                                           ------------------
      (iii)Certificate Principal Shortfall                                                             $0.00
(N)   Class B-1 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                                $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                           0.00
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(O)   Class B-2 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                               $0.00
      (ii) Shortfall Paid                                                                              $0.00
                                                                                           ------------------
      (iii)Shortfall Outstanding                                                                       $0.00
(P)   Class B-2 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                       $0.00
      (ii) Certificate Principal Paid                                                                  $0.00
                                                                                           ------------------
      (iii)Certificate Principal Shortfall                                                             $0.00
(Q)   Class B-2 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                                $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                           0.00
                                                                                           ------------------
      (iii)Interest Shortfall                                                                          $0.00
(R)   Class X Strip Amount                                                                       $358,109.16
(S)   Accelerated Principal Distribution - A1                                                   ($377,153.00)
(T)   Reserve Fund Deposit Amount                                                                      $0.00
(U)   Release to Class X Certificates                                                                  $0.00


VI. RECONCILIATION OF RESERVE FUND
(A)   Beginning Cash Reserve Fund Balance                                                              $0.00
(B)   Reserve Fund Draw for Distributions                                                              $0.00
(C)   Excess Interest Deposit to Reserve Fund                                                          $0.00
(D)   Reserve Fund Balance Prior to Release                                                            $0.00
(E)   Specified Reserve Fund Balance                                                                   $0.00
(F)   Reserve Fund Release                                                                             $0.00
(G)   Ending Reserve Fund Balance                                                                      $0.00



X. MONTHLY REPORT                                                                                             Per $1,000
                                                                                                              Denomination
                                                                                                              -------------
(A)   Total Distribution Amount
      (i)  Class A-1 Certificates                                                              $1,382,175.23         $9.66
      (ii) Class M-1 Certificates                                                                 $91,934.92         $6.26
      (iii)Class M-2 Certificates                                                                 $68,637.83         $6.58
      (iv) Class B-1 Certificates                                                                 $57,063.33         $7.08
      (v)  Class B-2 Certificates                                                                 $60,420.83         $7.08
      (vi) Class X Certificates                                                                        $0.00

(B)   Formula Principal Distribution Amount Paid
      (i)  Class A-1 Certificates                                                                $707,153.29         $4.94
      (ii) Class M-1 Certificates                                                                      $0.00         $0.00
      (iii)Class M-2 Certificates                                                                      $0.00         $0.00
      (iv) Class B-1 Certificates                                                                      $0.00         $0.00
      (v)  Class B-2 Certificates                                                                      $0.00         $0.00

(C)   Unpaid Certificate Principal Shortfall Paid
      (i)  Class A-1 Certificates                                                                      $0.00         $0.00
      (ii) Class M-1 Certificates                                                                      $0.00         $0.00
      (iii)Class M-2 Certificates                                                                      $0.00         $0.00
      (iv) Class B-1 Certificates                                                                      $0.00         $0.00
      (v)  Class B-2 Certificates                                                                      $0.00         $0.00

(D)   Unpaid Certificate Principal Shortfall Remaining (after giving effect to distributions)
      (i)  Class A-1 Certificates                                                                      $0.00         $0.00
      (ii) Class M-1 Certificates                                                                      $0.00         $0.00
      (iii)Class M-2 Certificates                                                                      $0.00         $0.00
      (iv) Class B-1 Certificates                                                                      $0.00         $0.00
      (v)  Class B-2 Certificates                                                                      $0.00         $0.00

(E)   Liquidation Write-Downs (after giving effect to distributions)
      (i)  Class M Certificates                                                                        $0.00         $0.00
      (ii) Class B-1 Certificates                                                                      $0.00         $0.00
      (iii)Class B-2 Certificates                                                                      $0.00         $0.00

(F)   Monthly Interest & Interest Shortfall Paid
      (i)  Class A-1 Certificates                                                                $675,021.94         $4.72
      (ii) Class M-1 Certificates                                                                 $91,934.92         $6.26
      (iii)Class M-2 Certificates                                                                 $68,637.83         $6.58
      (iv) Class B-1 Certificates                                                                 $57,063.33         $7.08
      (v)  Class B-2 Certificates                                                                 $60,420.83         $7.08

                                                                                                              Per $1,000
                                                                                                              Denomination
                                                                                                              -------------
(G)   Liquidation Loss Interest & Interest Shortfall Paid
      (i)  Class M Certificates                                                                        $0.00         $0.00
      (ii) Class B-1 Certificates                                                                      $0.00         $0.00
      (iii)Class B-2 Certificates                                                                      $0.00         $0.00

(H)   Liquidation Loss Interest Shortfall Remaining (after giving effect to distributions)
      (i)  Class M Certificates                                                                        $0.00         $0.00
      (ii) Class B-1 Certificates                                                                      $0.00         $0.00
      (iii)Class B-2 Certificates                                                                      $0.00         $0.00

(I)   Certificate Principal Balances (after giving effect to distributions)
      (i)  Class A-1 Certificates                                                            $117,544,865.52       $821.35
      (ii) Class M-1 Certificates                                                             $14,690,000.00     $1,000.00
      (iii)Class M-2 Certificates                                                             $10,426,000.00     $1,000.00
      (iv) Class B-1 Certificates                                                              $8,056,000.00     $1,000.00
      (v)  Class B-2 Certificates                                                              $8,530,000.00     $1,000.00

(J)   Adjusted Certificate Principal Balances (after giving effect to distributions)
      (i)  Class M Certificates                                                               $25,116,000.00     $2,408.98
      (ii) Class B-1 Certificates                                                              $8,056,000.00     $1,000.00
      (iii)Class B-2 Certificates                                                              $8,530,000.00     $1,000.00

(K)   Pass-Through Rates
      (i)  Class A-1 Certificates                                                                     6.850%
      (ii) Class M-1 Certificates                                                                     7.510%
      (iii)Class M-2 Certificates                                                                     7.900%
      (iv) Class B-1 Certificates                                                                     8.500%
      (v)  Class B-2 Certificates                                                                     8.500%


                                                    Beginning of Period                      End of Period
                                                    ------------------                     ------------------
(L)   Certificate Balances and Factors
      (i)  Aggregate Balance of Certificates          $159,954,018.81                        $159,246,865.52
      (ii) Total Certificate Pool Factor                    0.8654865                              0.8616602
      (iii)Class A-1 Certificates Balance             $118,252,018.81                        $117,544,865.52
      (iv) Class A-1 Certificates Pool Factor               0.8262900                              0.8213488
      (v)  Class M-1 Certificates Balance              $14,690,000.00                         $14,690,000.00
      (vi) Class M-1 Certificates Pool Factor               1.0000000                              1.0000000
      (vii)Class M-2 Certificates Balance              $10,426,000.00                         $10,426,000.00
      (viiiClass M-2 Certificates Pool Factor               1.0000000                              1.0000000
      (ix) Class B-1 Certificates Balance               $8,056,000.00                          $8,056,000.00
      (x)  Class B-1 Certificates Pool Factor               1.0000000                              1.0000000
      (xi) Class B-2 Certificates Balance               $8,530,000.00                          $8,530,000.00
      (xii)Class B-2 Certificates Pool Factor               1.0000000                              1.0000000

(M)   Portfolio Information
      (i)  Pool Principal Balance                     $163,550,500.46                        $162,466,194.17
      (ii) Pool Factor                                      0.8628222                             0.85710186
      (iii)Weighted Average Coupon (WAC)                        9.85%                                  9.85%
      (iv) Weighted Average Remaining Maturity (WAM)           299.11    months                       298.19  months
      (v)  Remaining Number of Receivables                      4,540                                  4,513

(N)   Credit Enhancement
      (i)  O/C Beginning Balance                                                               $3,596,481.66
      (ii) O/C Additions (Reductions)                                                           ($377,153.00)

      (iii)O/C Ending Balance                                                                  $3,219,328.66

(O)   Reserve Fund
      (i)   Beginning Balance                                                                          $0.00
      (ii)  Additions
      (iii) Reductions
      (iv)  Ending Balance                                                                             $0.00



(P)   Fee Payments
      (i)  Monthly Servicing Fee                                                                 $136,292.08
      (ii) Reimbursements to Depositor (PSA 8.06)                                                $159,158.15
      (iii)Late Payment Fees, Extension Fees and other Permitted Fees (PSA 5.13)                       $0.00

(Q)   Repurchased Contracts
      (i)  Number of Contracts                                                                             0
      (ii) Repurchase Price of Contracts                                                               $0.00


                                                                                Percent of            Number    Percent of
(R)   * Delinquent Contracts                        Principal Balance         Pool Balance          of Units   Total Units
      (i)  30-59 Days Delinquent                       $14,833,335.51                9.13%               406         9.00%
      (ii) 60-89 Days Delinquent                        $7,971,853.15                4.91%               222         4.92%
      (iii)90 Days or More Delinquent                  $21,028,416.90               12.94%               580        12.85%
      (iv) Homes Repossessed or Foreclosed Upon         $7,760,755.08                4.78%               200         4.43%

      * Delinquency figures have been revised for the Collection Periods of July
        2000 to October 2000 per the following Revised Delinquency Schedule.

      Revised Delinquency Schedule
      July 2000                                                                 Percent of            Number    Percent of
      * Delinquent Contracts                        Principal Balance         Pool Balance          of Units   Total Units
      (i)  30-59 Days Delinquent                       $19,164,733.00               11.43%               522        11.23%
      (ii) 60-89 Days Delinquent                        $7,877,698.00                4.70%               222         4.78%
      (iii)90 Days or More Delinquent                  $19,205,116.00               11.45%               510        10.97%
      (iv) Homes Repossessed or Foreclosed Upon         $6,342,012.00                3.78%               168         3.62%

      August 2000                                                               Percent of            Number    Percent of
      * Delinquent Contracts                        Principal Balance         Pool Balance          of Units   Total Units
      (i)  30-59 Days Delinquent                       $18,939,608.00               11.38%               523        11.33%
      (ii) 60-89 Days Delinquent                        $8,324,573.00                5.00%               228         4.94%
      (iii)90 Days or More Delinquent                  $19,695,135.00               11.84%               533        11.55%
      (iv) Homes Repossessed or Foreclosed Upon         $6,624,857.00                3.98%               177         3.84%


      September 2000                                                            Percent of            Number    Percent of
      * Delinquent Contracts                        Principal Balance         Pool Balance          of Units   Total Units
      (i)  30-59 Days Delinquent                       $16,464,168.00                9.96%               475        10.35%
      (ii) 60-89 Days Delinquent                        $9,766,834.00                5.91%               266         5.80%
      (iii)90 Days or More Delinquent                  $21,547,627.00               13.03%               582        12.69%
      (iv) Homes Repossessed or Foreclosed Upon         $7,229,658.00                4.37%               190         4.14%


      October 2000                                                              Percent of            Number    Percent of
      * Delinquent Contracts                        Principal Balance         Pool Balance          of Units   Total Units
      (i)  30-59 Days Delinquent                       $15,971,152.00                9.77%               438         9.65%
      (ii) 60-89 Days Delinquent                        $8,069,273.00                4.93%               221         4.87%
      (iii)90 Days or More Delinquent                  $20,175,297.00               12.34%               559        12.31%
      (iv) Homes Repossessed or Foreclosed Upon         $6,874,939.00                4.20%               178         3.92%
